Inventories	12 Months Ended
Dec. 31, 2024
Inventories
Inventories

Note 15

Inventories

EUR’000	2024	2023	2022
Fuel and oil	1,039	1,836	549

As of 31 December 2024, the Company's inventories include fuel and oil totalling EUR 1 million.

As of 31 December 2023, the Company’s inventories include fuel and oil totalling EUR 1.8 million, a significant increase from EUR 0.5 million in 2022 since three of our four operating vessels were off hire at the end of the reporting period.

Accounting policies

Inventories are carried at the lower of cost and net realisable value. Cost is determined using the first-in, first-out basis. Net realisable value is the estimated selling price in the ordinary course of business, less applicable variable selling expenses. Inventory mainly covers fuel and oil.